Exhibit A

                                VOTING AGREEMENT

         VOTING AGREEMENT (this "Agreement"), dated as of May 8, 2003, is made by and among SSA Global Technologies, Inc., a Delaware corporation ("Parent"), the Stockholders Listed on Schedule 1 attached hereto (each individually a "Stockholder" and collectively the "Stockholders") and, solely for purposes of
Section 7(c) of this Agreement, Elevon, Inc., a Delaware corporation (the "Company").

                                   WITNESSETH:

         WHEREAS, immediately prior to the execution of this Agreement, Parent, Seneca Merger Subsidiary Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent ("Sub"), and the Company have entered into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), pursuant to which the parties thereto have agreed, upon the terms and subject to the conditions set forth therein, to consummate the Asset Purchase (as defined in the Merger Agreement) and to merge Sub with and into the Company (the "Merger"); and

         WHEREAS, each Stockholder owns the number of shares of common stock, $0.001 par value, of Company (the "Company Common Stock") set forth opposite such Stockholder's name on Schedule 1 hereto (such shares of Company Common Stock, together with any other shares of capital stock of the Company acquired by such Stockholder after the date hereof and during the term of this Agreement, including any shares issued upon the exercise of any warrants or options, the conversion of any convertible securities or otherwise, being collectively referred to herein as the "Subject Shares"); and

         WHEREAS, as inducement and a condition to entering into the Merger Agreement, Parent has required Stockholders to agree, and Stockholders have agreed, to enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

         Section 1. Certain Definitions. In addition to the terms defined elsewhere herein, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For purposes of this Agreement:

         (a) "Beneficially Own" or "Beneficial Ownership" with respect to any securities means having "beneficial ownership" of such securities as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a person include securities Beneficially Owned by all other persons with whom such person would constitute a "group" within the meaning of Section 13(d) of the Exchange Act with respect to the securities of the same issuer.

         Section 2. Representations and Warranties of Stockholder. Each Stockholder represents and warrants severally, but not jointly, to Parent as follows:

         (a) Ownership of Shares. Each Stockholder is the sole record owner and Beneficial Owner of the Subject Shares set forth opposite such Stockholder's name on Schedule 1. On the date hereof, the Subject Shares (including the options set forth opposite such Stockholder's name on Schedule 1) constitute all of the shares of the Company Common Stock owned of record or Beneficially Owned by such Stockholder. There are no outstanding options or other rights to acquire from any Stockholder or obligations of such Stockholder to sell or to acquire, any shares of the Company Common Stock. With respect to the shares of Company Common Stock held by it, each Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Sections 4, 5, 6, and 7 hereof, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

         (b) Power; Binding Agreement. Each Stockholder has the legal capacity, power and authority to enter into and perform all of such Stockholder's obligations under this Agreement. This Agreement has been duly and validly executed and delivered, and, if such Stockholder is not a natural person, authorized by such Stockholder and constitutes a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         (c) No Conflicts. Except as contemplated by the Merger Agreement, no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby, none of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof shall (i), if a particular Stockholder is not a natural person, conflict with or result in any breach of any organizational documents applicable to such Stockholder, (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Stockholder is a party or by which such Stockholder or any of its properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Stockholder or the Subject Shares.

         (d) No Encumbrance. Except as permitted by this Agreement, the Subject Shares are now, and, at all times during the term hereof, will be, held by such Stockholder free and clear of all Liens, except for any such Liens arising hereunder.

         (e) No Finder's Fees. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

         (f) Reliance. Each Stockholder understands and acknowledges that each of the Company, Parent and Sub is entering into the Merger Agreement in reliance upon such Stockholder's execution and delivery of this Agreement.

         Section 3. Disclosure. Each Stockholder hereby agrees to permit the Company to publish and disclose in the Proxy Statement (including all documents and schedules filed with the Securities and Exchange Commission), and any press release or other disclosure document which the Company, in its sole discretion, determines to be required by law or necessary or desirable in connection with the Merger and any transactions related thereto, such Stockholder's identity and ownership of the Company Common Stock and the nature of such Stockholder's commitments, arrangements and understandings under this Agreement.

         Section 4. Transfer And Other Restrictions.

         (a) No Solicitation. Each Stockholder shall, and shall cause its Affiliates and each of its and their respective Affiliates, officers, directors, employees, representatives, consultants, investment bankers, attorneys, accountants and other agents (collectively, a person's or entity's "Representatives") to, immediately cease any discussions, activities or negotiations with any other Person or Persons (a "Third Party Acquiror") that may be ongoing with respect to any Acquisition Proposal. Stockholder shall not take, and shall cause their respective Representatives not to take, any action
(i) to encourage, solicit, initiate or facilitate, directly or indirectly, the making or submission of any Acquisition Proposal by a Third Party Acquiror (including by taking any action that would make the Rights Agreement inapplicable to an Acquisition Proposal), (ii) to enter into any agreement, arrangement or understanding with a Third Party Acquiror regarding any Acquisition Proposal or to agree to approve or endorse any Acquisition Proposal or enter into any agreement, arrangement or understanding with any such Third Party Acquiror that would require the Company to abandon, terminate or fail to consummate the Transactions, (iii) to initiate or participate in any way in any discussions or negotiations with, or furnish or disclose any information to, any Person (other than the Parent or Sub) in furtherance of any proposal that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal or (iv) to facilitate or further in any other manner any inquiries or the making or submission of any proposal by a Third Party Acquiror that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal. Each Stockholder will as promptly as practicable (and in any event within 24 hours) advise the Parent of any request for information with respect to any Acquisition Proposal or of any Acquisition Proposal, or any inquiry, proposal, discussions or negotiation with respect to any Acquisition Proposal, and the material terms and conditions of such request, Acquisition Proposal, inquiry, proposal, discussion or negotiation. For purposes of this Agreement, each of Parent and Sub are not deemed to be Affiliates of the Stockholders. Without limiting the foregoing, the Parent, Sub and the Stockholders agree that any violation of the restrictions set forth in this Section 4 by any Representative of a Stockholder or any of its Affiliates, whether or not such Person is purporting to act on behalf of a Stockholder or any of its Affiliates, shall constitute a breach by such Stockholder of this Section 4.

         (b) Certain Prohibited Transfers. Prior to the termination of this Agreement, each Stockholder agrees not to, directly or indirectly:

                  (i) except pursuant to the terms of the Merger Agreement, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of (including by gift), or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of any or all of the Subject Shares or any interest therein;

                  (ii) grant any proxy, grant any power of attorney, deposit any of the Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Subject Shares except as provided in this Agreement; or

                  (iii) take any other action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing its obligations under this Agreement.

         Section 5. Voting of the Company Common Stock. Each Stockholder hereby agrees that, during the period commencing on the date hereof and continuing until the first to occur of (a) the Effective Time or (b) termination of this Agreement in accordance with its terms, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of Company Common Stock, however called, or in connection with any written consent of the holders of Company Common Stock, such Stockholder will appear at the meeting or otherwise cause the Subject Shares to be counted as present thereat for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) all of the Subject Shares:

                  (i) in favor of the adoption of the Merger Agreement and the approval of the Merger, the Asset Purchase and the other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof; and

                  (ii) except as otherwise agreed to in writing in advance by Parent in its sole discretion, against the following (other than the Merger, the Asset Purchase and the transactions contemplated by this Agreement and the Merger Agreement): (A) any Acquisition Proposal, (B) any change in a majority of the persons who constitute the Board of Directors of the Company, (C) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any obligation or agreement of the Company under the Merger Agreement or this Agreement, and (D) any action which is intended, or which could reasonably be expected, to impede, interfere with, delay, postpone or materially adversely affect the Transactions.

         Section 6. Irrevocable Proxy.

         (a) Each Stockholder hereby irrevocably grants to, and appoints, Shelley Isenberg and Kirk Isaacson, or either of them, in their respective capacities as officers of Parent, and any individual who shall hereafter succeed to any such office of Parent, and each of them individually, such Stockholder's proxy and attorney-in-fact (with full power of substitution and resubstitution), for and in the name, place and stead of such Stockholder, to vote or cause to be voted the Subject Shares at any meeting of the stockholders of the Company or at any adjournment or postponement thereof:

                  (i) in favor of the adoption of the Merger Agreement and the approval of the Merger, the Asset Purchase and the other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof; and

                  (ii) except as otherwise agreed to in writing in advance by Parent in its sole discretion, against the following (other than the Merger, the Asset Purchase and the transactions contemplated by this Agreement and the Merger Agreement): (A) any Acquisition Proposal, (B) any change in a majority of the persons who constitute the Board of Directors of the Company, (C) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any obligation or agreement of the Company under the Merger Agreement or this Agreement, and (D) any action which is intended, or which could reasonably be expected, to impede, interfere with, delay, postpone or materially adversely affect the Transactions.

         (b) Each Stockholder represents that any proxies heretofore given in respect of the Subject Shares are not irrevocable, and that such proxies either have been or are hereby revoked.

         (c) Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 6 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Except as to a termination of this Agreement in accordance with Section 10 (whereupon this irrevocable proxy shall be automatically revoked), each Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may not be revoked, except as by amendment or modification in accordance with Section 11(c) hereof. Each Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of
Section 212(e) of the DGCL. The power and authority hereby conferred shall not be terminated by any act of such Stockholder or by operation of law, by the dissolution of the Stockholder (if such Stockholder is other than a natural person), by lack of appropriate power or authority, or by the occurrence of any other event or events and shall be binding upon all his representatives, executors, successors and/or assigns. If after the execution of this Agreement a Stockholder shall dissolve (if such Stockholder is other than a natural person), cease to have appropriate power or authority, or if any other such event or events shall occur, Parent is nevertheless authorized and directed to vote the Subject Shares in accordance with the terms of this Agreement as if such dissolution, if applicable, lack of appropriate power or authority or other event or events had not occurred and regardless of notice thereof.

         Section 7. Stop Transfer; Legend.

         (a) Each Stockholder agrees with, and covenants to, Parent that such Stockholder will not request that Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Subject Shares, unless such transfer is made in compliance with this Agreement.

         (b) In the event of a stock dividend or distribution, or any change in the Company Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of share or the like other than pursuant to the Merger, the term "Subject Shares" will be deemed to refer to and include the shares of the Company Common Stock as well as all such stock dividends and distributions and any shares into which or for which any or all of the Subject Shares may be changed or exchanged and appropriate adjustments shall be deemed made to the terms and provisions of this Agreement.

         (c) In furtherance of this Agreement, concurrently herewith, each Stockholder shall, and hereby does authorize the Company to, notify the Company's transfer agent that there is a stop transfer order with respect to all of the Subject Shares (and that this Agreement places limits on the voting and transfer of such shares). Each Stockholder agrees as promptly as is reasonably practicable to apply the following legend to all certificates representing the Subject Shares in addition to any other legend required thereof:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND VOTING AND OTHER RESTRICTIONS PURSUANT TO A VOTING AGREEMENT, DATED AS OF MAY 8, 2003, BY AND BETWEEN SSA GLOBAL TECHNOLOGIES, INC., ELEVON, INC. AND THE STOCKHOLDERS PARTY THERETO. THE COMPANY WILL FURNISH A COPY OF SUCH VOTING AGREEMENT TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST AND WITHOUT CHARGE."

         Section 8. Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the Transactions. Each party shall promptly consult with the other and provide any necessary information and material with respect to all filings made by such party with any Governmental Entity in connection with this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby.

         Section 9. Fiduciary Duties. Each Stockholder is signing this Agreement solely in such Stockholder's capacity as an owner of his, her or its respective Subject Shares, and nothing herein shall prohibit, prevent or preclude such individual Stockholder from taking or not taking any action in his or her capacity as an officer or director of the Company.

         Section 10. Termination. This Agreement shall terminate on the earliest of (a) termination of the Merger Agreement in accordance with its terms, (b) the agreement of the parties hereto to terminate this Agreement, or (c) the Effective Time of the Merger.

         Section 11. Miscellaneous.

         (a) Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

         (b) Successors and Assigns. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each party and such party's respective heirs, beneficiaries, executors, representatives and permitted assigns.

         (c) Amendment and Modification. This Agreement may not be amended, altered, supplemented or otherwise modified or terminated (other than a termination under Section 10(a) or Section 10(c) of this Agreement) except upon the execution and delivery of a written agreement executed by the parties hereto.

         (d) Notices. All notices, requests, claims and demands and other communications hereunder shall be in writing and shall be deemed duly delivered
(i) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one Business Day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

                   If to Parent, to:

                           SSA Global Technologies, Inc.
                           110 Sheppard Avenue East
                           Suite 701
                           Toronto, Canada M2N 6Y8
                           Attn:  Shelley R. Isenberg
                           Tel:  (416) 228-2242
                           Fax:  (416) 221-0994

                       with a copy to:

                           Schulte Roth & Zabel
                           919 Third Avenue
                           New York, New York 10022
                           Attn:  Robert B. Loper, Esq.
                           Tel:  (212) 756-2138
                           Fax:  (212) 593-5955

                   If to the Company, to:

                           Elevon, Inc.
                           303 Second Street, Three North
                           San Francisco, CA 94107
                           Attn:  Stanley V. Vogler
                           Tel:  (415) 243-2737
                           Fax:  (415) 281-1588

                       with a copy to:

                           Latham & Watkins LLP
                           505 Montgomery Street
                           Suite 1900
                           San Francisco, CA 94111
                           Attn:  John M. Newell, Esq.
                           Tel:  (415) 391-0600
                           Fax:  (415) 395-8095

If to Stockholder, to the address set forth opposite such Stockholder's name on
Schedule 1.


         Any Party may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, facsimile or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it is actually received by the Party for whom it is intended. Any Party may change the address to which notices and other communications hereunder are to be delivered by giving the other Parties to this Agreement notice in the manner herein set forth.

         (e) Severability. Any term or provision of this Agreement which is held to be invalid, illegal or unenforceable in any respect in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

         (f) Specific Performance. The Parties acknowledge that money damages would not be an adequate remedy at Law if any party fails to perform in any material respect any of its obligations hereunder and accordingly agree that each Party, in addition to any other remedy to which it may be entitled at Law or in equity shall be entitled to seek to compel specific performance of the obligations of any other Party under this Agreement, without the posting of any bond, in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the Parties hereto shall raise the defense that there is an adequate remedy at Law. No remedy shall be exclusive of any other remedy. All available remedies shall be cumulative.

         (g) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at Law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, will not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

         (h) No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         (i) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to its choice of law rules).

         (j) Descriptive Heading. The descriptive headings used herein are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

         (k) Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

         (l) Further Assurances. From time to time, at any other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

         (m) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         (n) Submission to Jurisdiction. Each Party hereby irrevocably and unconditionally agrees that any action, suit or proceeding, at Law or equity, arising out of or relating to this Agreement or any agreements or transactions contemplated hereby (an "Action") shall only be brought in any federal court of the State of Delaware or any state court located in Delaware, and hereby irrevocably and unconditionally expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and hereby irrevocably and unconditionally waives (by way of motion, as a defense or otherwise) any and all jurisdictional, venue and convenience objections or defenses that such party may have in such Action. Each Party hereby irrevocably and unconditionally consents to the service of process of any of the aforementioned courts. Nothing herein contained shall be deemed to affect the right of any Party to serve process in any manner permitted by Law or commence legal proceedings or otherwise proceed against any other Party in any other jurisdiction to enforce judgments obtained in any action, suit or proceeding brought pursuant to this Section 11(n).

         (o) Certain Prohibited Actions. Fallen Angel Equity Fund, L.P. ("Fallen Angel") hereby agrees that, during the period commencing on the date hereof and continuing until the first to occur of (a) the Effective Time or (b) termination of this Agreement in accordance with its terms, Fallen Angel shall not transfer to or domesticate in another jurisdiction, or enter into any transaction or agreement or take any action that would result in a change of jurisdiction.

   [Remainder of this page intentionally left blank. Signature page follows.]

                  IN WITNESS WHEREOF, Parent, Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.



                                        SSA GLOBAL TECHNOLOGIES, INC.



                                        By: /s/ Kirk J. Isaacson
                                            --------------------------------
                                            Name:   Kirk J. Isaacson
                                            Title:  Senior Vice President






                       Signature page to Voting Agreement

                                            STOCKHOLDERS:


                                            /s/ Frank M. Richardson
                                            --------------------------------
                                                 Frank M. Richardson




                                            /s/ Stanley V. Vogler
                                            --------------------------------
                                                 Stanley V. Vogler



                                            /s/ Richard C. Alberding
                                            --------------------------------
                                                 Richard C. Alberding



                                            /s/ Tania Amochaev
                                            --------------------------------
                                                 Tania Amochaev



                                            /s/ William A. Hasler
                                            --------------------------------
                                                 William A. Hasler



                                            /s/ David C. Wetmore
                                            --------------------------------
                                                 David C. Wetmore


                       Signature page to Voting Agreement

                                        STOCKHOLDERS:

                                        FALLEN ANGEL EQUITY FUND, L.P.



                                        By: /s/ Conor Mullet
                                            --------------------------------
                                            Name:   Conor Mullet
                                            Title:  Member





                       Signature page to Voting Agreement

                                        For purposes of Section 7(c) only:

                                        ELEVON, INC.



                                        By: /s/ Frank M. Richardson
                                            --------------------------------
                                            Name:   Frank M. Richardson
                                            Title:  Chief Executive Officer





                       Signature page to Voting Agreement

                                   SCHEDULE 1


          STOCKHOLDER                 OWNED COMMON STOCK           OPTIONS
--------------------------------     ---------------------     ---------------

Fallen Angel Equity Fund, L.P.       1,569,570
--------------------------------     ---------------------     ---------------

Frank M. Richardson                                            637,500
--------------------------------     ---------------------     ---------------

Stanley V. Vogler                                              411,458
--------------------------------     ---------------------     ---------------

Richard C. Alberding                 6,000                     71,627
--------------------------------     ---------------------     ---------------

Tania Amochaev                                                 80, 627
--------------------------------     ---------------------     ---------------

William A. Hasler                    11,000                    66,127
--------------------------------     ---------------------     ---------------

David C. Wetmore                     7,000                     160,250
--------------------------------     ---------------------     ---------------



                                       15